UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

January 11, 2016

CANFIELD MEDICAL SUPPLY, INC.
(Exact name of registrant as specified in charter)

Colorado
(State or other Jurisdiction of Incorporation or Organization)

333-182639	4120 Boardman-Canfield Road Canfield, OH 44406	34-1720075
(Commission File Number)	(Address of Principal Executive Offices and Zip Code)	(IRS Employer Identification Number)

(330) 533-1914
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Cutler & Co., LLC (“Cutler”) has notified Canfield Medical Supply, Inc. (the “Company”) that Cutler is merging its SEC auditing practice with Pritchett, Siler & Hardy, PC of Salt Lake City, Utah. On January 11, 2016, the Company engaged Pritchett, Siler & Hardy, PC, as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Cutler to Pritchett, Siler & Hardy, PC was approved by our board of directors.

Since its appointment as our independent registered accounting firm on February 3, 2014, Cutler has completed the audit of our financial statements for the year ended December 31, 2013 and reviewed our financial statements for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014. No audit of our financial statements for the year ended December 31, 2014 or reviews of our financial statements for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015 have been completed as yet.

During the two years ended December 31, 2015 and through January 11, 2016, there were (i) no disagreements between the Company and Cutler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Cutler, would have caused Cutler to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Cutler with a copy of this Form 8-K and requested that Cutler furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Cutler agrees with the above statements. A copy of such letter, dated January 11, 2016, is attached as Exhibit 16.1.

During the Company’s two fiscal years ended December 31, 2015 and in the subsequent interim period through January 11, 2016, the Company has not consulted with Pritchett, Siler & Hardy, PC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Pritchett, Siler & Hardy, PC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.

Exhibit Number	Description

16.1	Letter from Cutler & Co., LLC dated January 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANFIELD MEDICAL SUPPLY, INC.

Dated: January 11, 2016	By: /s/ Michael J. West
Michael J. West
President